Ex.99.906Cert

CERTIFICATION PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, I, Jennifer Hanson, President of Cortina Funds, Inc. (the “Registrant”), hereby certify, to the best of my knowledge, that the Registrant’s report on Form N-CSR for the period ended December 31, 2018 (the “Report”), which accompanies this certification, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ Jennifer Hanson
Jennifer Hanson
President

Dated:	March 7, 2019

Pursuant to 18 U.S.C. Section 1350, I, Eric Conner, Treasurer and Principal Accounting Officer of Cortina Funds, Inc. (the “Registrant”), hereby certify, to the best of my knowledge, that the Registrant’s report on Form N-CSR for the period ended December 31, 2018 (the “Report”), which accompanies this certification, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ Eric Conner
Eric Conner
Treasurer and Principal Accounting Officer

Dated:	March 7, 2019